SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2012

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri 63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On February 1, 2012, Charter Communications, Inc. (“Charter”) announced amendments to the tender offers by its subsidiaries, Charter Communications Operating, LLC (“Charter Operating”) and CCH II, LLC (“CCH II”), commenced January 11, 2012 for the outstanding debt securities listed below:

Issuer	CUSIP Nos.	Title of Security	Aggregate Principal Amount Outstanding(1)	Tender Offer Consideration(2)	Consent Fee/Early Tender Payment(3)	Total Consideration(2)
Charter Operating	161175AA2 U16109AA5	8.000% Senior Second Lien Notes due 2012	$500,341,000	$994.40	$25.00	$1,019.40
Charter Operating	161175AG9 U16109AC1	10.875% Senior Second Lien Notes due 2014	$311,561,000	$1,043.35	$25.00	$1,068.35
CCH II	12502CAS0 12502CAT8	13.500% Senior Notes due 2016	$1,480,367,024	$1,130.00	$25.00	$1,155.00

(1) As of January 11, 2012
(2) Per $1,000 principal amount of the applicable notes.
(3) Represents a consent fee per $1,000 principal amount for the 2012 Notes and 2014 Notes and an early tender premium per $1,000 principal amount for the 2016 Notes.

The tender offers are being amended to (i) waive the 2016 Notes (as defined below) Sublimit of $250 million, (ii) extend the Expiration Date of the tender offers to 11:59 p.m., EST, on February 14, 2012 and (iii) amend the maximum aggregate purchase price (the “Maximum Purchase Price”) (including the consent fee/early tender fee payment listed above but excluding accrued interest) for all Notes purchased in the tender offers from $843 million to $1.01 billion.  Except as expressly provided above, all terms of the tender offers remain in effect.
Charter has previously purchased approximately $300 million aggregate principal amount of Charter Operating's 8.00% second lien notes ("2012 Notes") and $294 million aggregate principal amount of Charter Operating's 10.875% second lien notes ("2014 Notes") in the tender offers for aggregate consideration of approximately $619 million (excluding the payment of accrued interest) (the “Early Settlement Amount”) on January 26, 2012.  As of February 1, 2012, approximately $334 million aggregate principal amount of CCH II’s 13.50% senior notes due 2016 (the “2016 Notes” and together with the 2012 Notes and the 2014 Notes, the “Notes”) had been tendered in the tender offers.

See the attached Exhibit 99.1 for a more detailed description of the amended tender offers.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press release announcing the amended tender offers.*
___________

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

Date: February 3, 2012

By:	s/s Kevin D. Howard
Name: Kevin D. Howard
Title: Senior Vice President-Finance, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release announcing the amended tender offers.*
___________

* filed herewith